UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Highlands Bankshares, Inc.

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HIGHLANDS BANKSHARES, INC.

340 West Main Street

Abingdon, Virginia 24210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May 15, 2018

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Highlands Bankshares, Inc. (the “Corporation”) will be held at The Olde Farm, 16639 Old Jonesboro Road, Bristol, Virginia on May 15, 2018 at 6:00 p.m., for the following purposes:

(1)	To elect eight directors for a term of one year or until their respective successors are elected and qualified;

(2)	To ratify the appointment of Brown, Edwards & Company, LLP as our independent registered public accounting firm for the year ending December 31, 2018;

(3)	Advisory approval of the Corporation’s executive compensation (“Say on Pay”);

(4)	To approve the 2018 Restricted Stock Plan

(5)	To transact such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

The Board of Directors has fixed the close of business on March 23, 2018 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Robert M. Little, Jr. Secretary

Abingdon, Virginia

April 5, 2018

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE ENCOURAGED TO VOTE YOUR SHARES. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 15, 2018

A notice and access form is being mailed to all shareholders on approximately April 5, 2018 which provides instructions to vote your shares. The proxy statement and the Corporation’s 2017 annual report on Form 10-K are available at www.investorvote.com/HLND

HIGHLANDS BANKSHARES, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 15, 2018

GENERAL INFORMATION

This Proxy Statement is furnished to holders of common stock, $0.625 par value per share (“Common Stock”), of Highlands Bankshares, Inc. (the “Corporation”), in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the Annual Meeting of Shareholders to be held on May 15, 2018 at 6:00 p.m. at The Olde Farm, 16639 Old Jonesboro Road, Bristol, Virginia 24202 and any adjournment thereof (the “Annual Meeting”). Please review the following link for appropriate attire while at The Olde Farm: https://www.theoldefarm.com/guest-info/.

The principal executive offices of the Corporation are located at 340 West Main Street, Abingdon, Virginia 24210. This year, we are furnishing our proxy materials primarily over the Internet rather than mailing paper copies of those materials to each shareholder. On or about April 5, 2018, we first mailed an Important Notice Regarding the Availability of Proxy Materials on the Internet (the “Notice”) to shareholders and posted our proxy materials on the Internet site referenced therein. These proxy materials included the accompanying notice of annual meeting, this proxy statement, the proxy card and our Annual Report on Form 10-K for the year ended December 31, 2017. The Notice provides information regarding how to access these proxy materials on the Internet, vote your shares or request a paper copy of these materials.

The proxy statement and the Corporation’s 2017 annual report on Form 10-K are available at www.investorvote.com/HLND.

Voting and Revocability of Proxy

The proxy solicited hereby, if properly signed and returned to the Corporation and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no instructions are given, each proxy received will be voted “for” the proposals described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of the Corporation (Robert M. Little, Jr., Secretary, Highlands Bankshares, Inc., 340 West Main Street, P.O. Box 1128, Abingdon, Virginia 24212-1128); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. If your shares are held in “Street Name” by your bank or broker, please follow the instructions on the Notice. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

A shareholder may abstain or (only with respect to the election of the directors) withhold his or her vote (collectively, “abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Corporation of such inability to vote, broker non-votes will not be counted as voting in favor of or against the particular matter. A broker is prohibited from voting on the election of directors and Say on Pay proposals without instructions from the beneficial owner; therefore, there may be broker non-votes on Proposals One and Three. A broker may vote on the ratification of the independent public accountants; therefore, no broker non-votes are expected to exist in connection with Proposal Two. Abstentions and broker non-votes will not count as votes cast and will have no effect on the voting on these matters at the Annual Meeting.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

Persons Making the Solicitations

The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and employees of the Corporation may solicit proxies in person or by telephone.

Voting Securities

Only shareholders of record at the close of business on March 23, 2018 (the “Record Date”) will be entitled to vote at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented by person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. On the Record Date, there were 8,199,229 shares of Common Stock of the Corporation issued and outstanding and entitled to vote and 1,352 holders of record. On the record date, the Corporation had outstanding 2,092,287 of the Corporations Series A Convertible Perpetual Preferred Stock (the “Series A Preferred Stock”). The shares of Series A Preferred Stock do not have a right to vote on the matters to be voted on at the Annual Meeting. The Corporation had no other class of voting securities outstanding at the Record Date.

A notice and access form was mailed to all shareholders on approximately April 5, 2018 which provided instructions on how to vote your shares. If your shares are registered with the Company’s Transfer Agent, Computershare, you may choose one of the voting methods outlined below to vote your proxy. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 15, 2018.

Vote by Internet

•	Go to www.investorvote.com/HLND.

•	Or scan the QR code with your smartphone.

•	Follow the steps outlined on the secure website.

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone.

•	Follow the instructions provided by the recorded message.

Vote by mail

•	If you requested printed copies of the proxy materials, you will receive a proxy card, and you may vote by signing, dating and mailing the proxy card in the envelope provided.

Vote in person

•	You may vote in person at the Annual Meeting by requesting a ballot from the inspector of election at the meeting.

If your shares are held in “Street Name” by a broker, please follow the instructions on the Notice or your voting instruction form to voter your shares. You must obtain a legal proxy from the organization that holds your shares in order to vote your shares in person at the Annual Meeting.

In the election of directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority. A majority of the votes cast by the holders of our common stock is required for the ratification of Brown, Edwards & Company, LLP as our independent registered public accounting firm, the approval of Say on Pay, and the approval of 2018 Restricted Stock Plan. Votes withheld, abstentions and broker non-votes will not be considered a vote for, or a vote against, the relevant item and will have no effect on the outcome of any of the matters at the Annual Meeting.

A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. The ratification of independent auditors is a routine matter. The election of directors, the Say on Pay Proposal, and the approval of the 2018 Restricted Stock Plan are non-routine matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Nominees

Eight directors are to be elected at the Annual Meeting to serve until the next Annual Meeting, and until the election and qualification of their respective successors.

The following narratives set forth the names, ages and business experience of nominees for election to the Board of Directors as well as the year that each was first elected to the Board of Directors of the Corporation or previously to the Board of Directors of Highlands Union Bank (the “Bank”), the predecessor to and now a wholly owned subsidiary of the Corporation. Unless otherwise indicated, the business experience shown for each nominee has extended five or more years. In addition, the narratives include the experience, qualifications, attributes or skills that led the Board of Directors to conclude that each person should serve as a director for the Corporation.

E. Sutton Bacon, Jr.                Age 38    First Appointed to the Board in 2017

Mr. Bacon is the Chairman and CEO of Panthertown Investment Company, a private equity and investment banking firm based in Asheville, North Carolina that specializes in investments in the outdoor industry. He has served as Chairman and CEO of the Nantahala Outdoor Center, the nation’s largest outdoor recreation company, where he led a successful management buy-out in 2012. He currently sits on the board of several private and publicly-traded companies, and he is a former director of the Outdoor Industry Association and the America Outdoors Association. A native of Georgia, Mr. Bacon attended Emory University in Atlanta. Mr. Bacon resides in Biltmore Forest, North Carolina.

Mr. Bacon currently serves on the Nominating & Corporate Governance Committee and Compensation Committee of the Board of Directors. In recommending Mr. Bacon for re-election to the Board of Directors the Nominating & Corporate Governance Committee considered his business success and expertise.

E. Craig Kendrick                Age 66    First elected to the Board in 2000

Mr. Kendrick is an attorney in private practice. He has prior business experience from his ownership of D&H Tractor in Chilhowie, Virginia. He is a graduate of Emory & Henry College where he received a B.A. degree. Mr. Kendrick also graduated from Mercer University Walter F. George School of Law with a J.D. degree. Mr. Kendrick has been engaged in the general practice of law continuously since 1984.

Mr. Kendrick currently serves on the Audit Committee, Nominating & Corporate Governance Committee and Compliance Committee of the Board of Directors. In recommending Mr. Kendrick for re-election to the Board of Directors the Nominating & Corporate Governance Committee considered his legal experience as well as his experience in running his own business and his strong ties to the southwest Virginia community.

Jon C. Lundberg                Age 57    First Appointed to the Board in 2015

Mr. Lundberg is the president of The Corporate Image, a media and public relations firm headquartered in the Tri-Cities. He is also chief executive officer of Corporate Marketing, an award-winning marketing and advertising firm and a Captain in the U.S. Navy Reserve. Mr. Lundberg is also a State Senator for the State of Tennessee. Mr. Lundberg holds a bachelor’s degree in Communications from Colorado State University.

Mr. Lundberg currently serves on the Risk Committee, Compensation Committee, Nominating & Corporate Governance Committee and Compliance Committee. Based on his experience in running his own businesses and his organizational and community leadership skills, the Nominating & Corporate Governance Committee recommended his election to the Board of Directors.

Charles D. “Chuck” Meade III                Age 44    First Appointed to the Board in 2017

Mr. Meade is the President of Meade Tractor located in Bristol, Tennessee. As one of the largest John Deere dealerships in the United States. – Mr. Meade has led the expansion of Meade’s John Deere Construction and Agriculture dealerships to their current 22 locations throughout Kentucky, North Carolina, Tennessee and Virginia. A native of Wise County, Virginia, Mr. Meade graduated from Virginia Tech’s Pamplin College of Business where he majored in Finance. He serves on the Board of Directors for the John Deere Construction Dealer Association. Mr. Meade resides in Johnson City, Tennessee.

Mr. Meade currently serves on the Risk Committee and Compensation Committee of the Board of Directors. In recommending Mr. Meade for re-election to the Board of Directors the Nominating & Corporate Governance Committee considered his business success and expertise.

Robert W. Moser, Jr.                Age 53    First Appointed to the Board in 2017

Mr. Moser is the co-founder, President and Chief Operating Officer of Immedion, a data center services and Infrastructure-as-a-Service (IaaS) provider located in six markets covering western North Carolina, southern Ohio, and South Carolina. Moser has led the company from inception to a SOC 2 Type II compliant industry leader across these markets. Previously, he spent nearly twenty years at Solectron and NCR where he earned the designation of Six Sigma Green Belt. A native of South Carolina, Moser holds a Bachelor of Science degree in Computer Engineering from Clemson University. Moser resides in Greenville, South Carolina.

Mr. Moser currently serves as Chairman of the Board of Directors and serves on the Audit Committee and Risk Committee of the Board of Directors. In recommending Mr. Moser for re-election to the Board of Directors the Nominating & Corporate Governance Committee considered his business experience and expertise in Information Technology.

Charles P. Olinger                Age 68    First elected to the Board in 1995

Mr. Olinger is a certified public accountant and currently is principal partner with Blackley, Olinger & Associates, PLLC in Bristol, Tennessee. Throughout his professional career Mr. Olinger has also been the Chief Executive Officer of a local life insurance company, the Chief Executive Officer of a local mutual burial association, the Comptroller of a local construction company and its affiliates and has been associated with other certified public accounting firms. Mr. Olinger is a member of the American Institute of Certified Public Accountants and the Tennessee Society of Public Accountants. Mr. Olinger is a graduate of Virginia Tech with a Bachelor of Science degree in Business with a major in accounting.

Mr. Olinger currently serves on the Audit Committee, Compensation Committee and Compliance Committee of the Board of Directors. In recommending Mr. Olinger for re-election to the Board of Directors the Nominating & Corporate Governance Committee considered his strong financial and accounting experience, his work experience within the financial industry, his experience in running his own business and his strong ties to the Tri-Cities community.

Edward M. Rosinus                Age 33    First Appointed to the Board in 2014

Edward “Ted” Michael Rosinus is a financial services professional with experience in private equity investing, investment banking and equity research with respect to financial institutions. Mr. Rosinus graduated from The George Washington University with a BA in International Economics and International Affairs. From 2007 to 2009 and again in 2010, Mr. Rosinus also held the position of Associate / Analyst at Keefe, Bruyette & Woods where he was a Research Associate and Investment Banking Analyst for community banks. During 2009, he was a Liaison / Regional Advisor at the Center for International Private Enterprise (CIPE / OECD). He reported directly to the Head of OECD’s Mideast North Africa (MENA) Investment Program and the U.S. Department of State’s Senior Adviser in the Office of Private Sector Development. From 2010 to 2013, Mr. Rosinus was a Senior Associate and Vice President on the financial services private equity team at PTAM (formerly Performance Trust Investment Advisors). From October 2013 to December 2015, Mr. Rosinus served as Vice President at Tricadia Capital Management (“Tricadia”). Since January 1, 2016, Mr. Rosinus has been employed by Stephens Inc., a privately held financial services firm within their Financial Institutions Group.

Mr. Rosinus was appointed to the Board of Directors of the Company and the Bank by an affiliate of Tricadia pursuant to the terms of the Securities Purchase Agreement between the Company and Tricadia and is being nominated to continue as director in accordance with the requirements of that Securities Purchase Agreement.

Mr. Rosinus currently serves on the Risk Committee and the Nominating & Corporate Governance Committee of the Board of Directors. Based on Mr. Rosinus’s depth of knowledge in the financial services sector, particularly his expertise in community banks, the Nominating & Corporate Governance Committee recommended his appointment and election to the Board of Directors.

Timothy K. Schools                Age 47    First appointed to the Board in November 2015.

On November 11, 2015, the Board of Directors of Highlands Bankshares, Inc. (the “Company”) appointed Timothy K. Schools as President and Chief Executive Officer of the Company and its wholly-owned subsidiary, Highlands Union Bank (the “Bank”), subject to regulatory approval. Mr. Schools also was appointed to the Boards of Directors of the Company and the Bank on November 11, 2015 subject to regulatory approval. Regulatory approval was received in November of 2015.

With 20 years of financial services experience, Mr. Schools previously served as President and Chief Operating Officer of American Savings Bank where he led a successful turnaround elevating the company to one of the nation’s highest performing banks and best banks to work for; Chief Strategy Officer of United Community Bank; and Chief Financial Officer of The South Financial Group. Prior to those positions, he worked as a Management Consultant for Price Waterhouse. He is a former board member of APCO Employees Credit Union, First Market Bank, USI Alliance Corporation, Nasdaq Issuer Advisory Council, and OTC Markets Group Issuer Advisory Council.

Mr. Schools holds a M.B.A. from The Goizueta Business School of Emory University and a B.B.A. in Information and Decision Science from James Madison University.

Based on Mr. Schools’ knowledge and prior experience with the banking industry, the Nominating & Corporate Governance Committee recommended his appointment and election to the Board of Directors.

Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed above. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees listed above. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors. All of the nominees listed above have consented to be nominated and to serve if elected and, at this time, the Board of Directors knows no reason why any of the nominees listed above may not be able to serve as a Director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

Executive Officers Who Are Not Directors

Victoria H. Andrews (Age 60) was appointed Senior Vice President of Bank Operations in March 2016. She has over 30 years of banking experience. She served as Director of Bank Operations at StellarOne Bank in Christiansburg, Virginia. Vicki worked with Suntrust Bank for four years as Group Operations Manager supporting operations for 200 branches in North Carolina and South Carolina. Previously, she served twenty years of her career in North Carolina at National Commercial Financial, holding several positions including Manager of Branch Operations supporting its four hundred plus branches across nine states in the Southeast.

Bryan T. Booher (Age 47) was appointed Chief Risk Officer in 2018. In 2016, he was appointed Senior Vice President, Loan Operations and Information Technology. Mr. Booher was appointed Senior Vice President and Senior Loan Officer in 2011. He was first appointed as a bank officer to the position of Vice President and Commercial Loan Officer in 2004. Prior to 2004, he served as a Market Leader for BB&T.

John H. Gray (Age 54) was appointed Chief Financial Officer of the Company in 2017. Prior to joining Highlands, Mr. Gray was with Yadkin Financial Corporation, where he managed the accounting function as Corporate Controller. He joined Yadkin in 2014 and was responsible for accounting policy, general accounting, SEC reporting, and acquisition accounting in addition to being involved in the external audit. He began his career at First Citizens BancShares, Inc. where his involvement over 29 years included accounting policy, financial reporting and analysis, regulatory and SEC reporting, external audit support, and acquisition accounting.

Robert M. Little, Jr. (Age 55) was appointed Controller of the Company in 2018. In 2015 he was appointed Chief Risk Officer of the Company. Prior to this he was Chief Financial Officer of the Company and Vice President of Accounting for the Bank. He was first appointed as a bank officer to the position of Controller in 1991 and Controller of the Corporation in 1995. Prior to 1991, he was associated with a regional certified public accounting firm.

Ray G. Skinner (Age 53) was appointed as Chief Banking Officer in 2017. Previously, he was the Executive Vice President of Consumer Banking and Wealth Management beginning in February 2016. He has over 30 years of banking experience. He served eighteen of those years at National Commercial Financial, holding several positions including Director of Customer Experience for its four hundred plus branches. He also served as Executive Vice President of Consumer Banking and Wealth Management at American Savings Bank.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners

The following table sets forth as of March 23, 2018 (unless otherwise noted), certain information with respect to the persons known by us to beneficially own more than five percent of outstanding shares of Common Stock. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent Of Class
James D. Moore, Jr. (1) P.O. Box 1192 Abingdon, VA 24212	727,322	8.87%

Siena Capital Partners GP, LLC (2) 100 N. Riverside Plaza Suite 1630 Chicago, IL 60606	424,953	5.20%

(1)	Amount includes ownership of 371,842 shares held by Dr. Moore in a self-directed IRA, 57,143 shares held in a deferred compensation plan and indirect ownership of 30,664 shares held solely in Dr. Moore’s spouse’s name.
(2)	Amount includes 418,903 shares held by Siena Capital Partners I, L.P. and 6,050 shares held by Siena Capital Partners Accredited, L.P.

Security Ownership of Management

The following table sets forth information as of March 23, 2018 regarding the beneficial ownership of shares of Common Stock by (i) all Directors and nominees, (ii) the executive officers named in the “Summary Compensation Table” below, and (iii) all Directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

Name	Common Stock Beneficially Owned	Percent of Class
Directors
E. Craig. Kendrick (1)	152,160	1.85%
Timothy K. Schools (2)	358,451	4.37%
Charles D. Meade, III	2,000	*
Charles P. Olinger (3)	34,241	*
Robert W. Moser	3,100	*
Edward M. Rosinus	1,429	*
E. Sutton Bacon, Jr.	1,000	*
Jon C. Lundberg (4)	11,400	*

Named Executive Officers
Bryan Booher	10,100	*
Ray G. Skinner	2,000	*
John H. Gray	4,000	*

Executive officers and Directors as a group (13 persons)	593,486	7.24%

*	Indicated holdings amount to less than 1% of the issued and outstanding shares of Common Stock.
(1)	Amount includes indirect ownership of 58,131 shares held in Mr. Kendrick’s children’s names.
(2)	Amount includes 36,225 shares held solely in Mr. Schools’ spouse’s name, and 90 shares held in Mr. Schools’ son’s name.
(3)	Amount includes indirect ownership of 17,034 shares held solely in Mr. Olinger’s spouse’s name, 11,707 shares in an IRA owned by Mr. Olinger, and 400 shares in two grandsons’ names.
(4)	Amount includes 9,700 shares held in an IRA by Mr. Lundberg.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation’s Directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock. Directors and executive officers are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Corporation or written representation that no other reports were required, the Corporation believes that, during fiscal year 2017, two filings applicable to its officers and Directors were not made on a timely basis.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

The Board of Directors and its Committees

Meetings of the Board of Directors are held regularly each month. The Board of Directors held 13 meetings in the year ended December 31, 2017. No Director attended fewer than 75 percent of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served.

The Board of Directors has determined that seven of the eight members of the board of directors are independent as defined by the listing standards of the Nasdaq Stock Market: E. Craig Kendrick, Robert W. Moser, Jon C. Lundberg, Edward M. Rosinus, Charles P. Olinger, Charles D. Meade, III and E. Sutton Bacon In reaching this conclusion, the Board considered that the Corporation and its subsidiary bank conduct business with companies of which certain members of the Board or members of their immediate families are affiliated. Other than those transactions discussed below under “Transactions with Related Parties” the Board did not consider any transactions between the Corporation and its directors to determine whether such director was independent under the above standards.

The Board of Directors has an Audit Committee, a Nominating & Corporate Governance Committee, a Compliance Committee, a Risk Committee and a Compensation Committee.

Leadership Structure of Board

The Board believes that the Corporation and its shareholders are best served by having an independent Board Chairman whose duties are separate from those of the Chief Executive Officer. In accordance with our bylaws, our Board of Directors appoints our Chief Executive Officer and our Board Chairman. The Chairman is selected from the independent directors. The Board believes that the principal role of the Chief Executive Officer is to manage the business of the Corporation in a safe, sound, and profitable manner. The role of the Board, including its Chairman, is to provide independent oversight of the Chief Executive Officer, to oversee the business and affairs of the organization for the benefit of its shareholders, and to balance the interests of the Corporation’s constituencies including shareholders, customers, employees, and communities.

Audit Committee

The Audit Committee currently consists of Messrs. Kendrick, Olinger and Moser. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and, together with Management, for the establishment, and the assurance of the adherence to, a system of internal controls. It reviews and accepts the reports of the Corporation’s internal audit function, its independent auditors and federal and state examiners. The Audit Committee of the Board also has the responsibility to review significant conflicts of interest involving directors or executive officers. The Audit Committee of the Board of Directors met five times during the year ended December 31, 2017. Additional information with respect to the Audit Committee is discussed below under “Audit Information.”

The Board of Directors has determined that Mr. Olinger, a member of the Audit Committee, is qualified as an audit committee financial expert as that term is defined in the rules of the SEC. The Board of Directors has determined that each member of the Audit Committee is independent, as independence for audit committee members is defined in the listing standards of the Nasdaq Stock Market and the rules of the SEC. The Board of Directors has adopted a written charter for the Audit Committee which is attached to this Proxy Statement as Appendix A.

Nominating & Corporate Governance Committee

The Nominating & Corporate Governance Committee currently consists of Messrs. Lundberg, Kendrick, Rosinus and Bacon. The Nominating & Corporate Governance Committee (the “Committee”) is appointed by the Board of Directors to (1) identify individuals qualified to become Board members, and recommend that the Board select the director nominees for the next annual meeting of stockholders; and (2) develop and recommend to the Board Corporate Governance Guidelines applicable to the Company. The Committee also evaluates the existing board members through various self- assessment measures and other means. The Board of Directors has determined that each member of the Committee is independent as defined in the listing standards of the Nasdaq Stock Market. The Nominating & Corporate Governance Committee of the Board of Directors met four times during the year ended December 31, 2017.

The following describes how the Committee evaluates and selects prospective candidates for membership on the Board of Directors:

•	Prior to nominating an existing director for re-election to the Board of Directors, the Committee shall consider and review the existing directors’:

•	Board of Director and committee meeting attendance and performance;

•	Length of Board of Directors’ service;

•	Experience, skills and contributions that the existing director brings to the Board of Directors

•	In the event that a director vacancy arises, the Committee shall

•	seek and identify a qualified director nominee to be recommended to the Board of Directors for either:

•	appointment by the Board of Directors to serve the remainder of the term of the director position that is vacant, or

•	election at the shareholders’ annual meeting; or

•	recommend that the size of the Board of Directors be decreased to eliminate the vacancy.

•	In evaluating a candidate for recommendation as a director nominee, the Committee shall consider such matters as it deems appropriate, including the candidates personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the full Board of Directors in collectively serving the long-term interest of the Corporation’s shareholders.

•	Candidates may be interviewed by the Committee where it deems it appropriate.

•	For purposes of evaluating existing members, and potential nominees, the mandatory retirement age shall be 72 years old.

•	The Committee shall consider director candidates recommended by the holders of the Corporation’s common stock. Recommendations by security holders should be submitted to the Committee in accordance with the By-Laws of the Corporation.

•	The Committee shall have discretion and authority to retain any search firm to assist in identifying director candidates, retain outside counsel or any other internal or external advisors, and approve all related fees and retention terms.

Shareholders who themselves wish to formally nominate a person for election to the Board of Directors, as opposed to recommending a potential nominee to the Committee for its consideration, are required to comply with the advance notice and other requirements set forth in the Corporation’s Bylaws. See “Proposals for 2019 Annual Meeting of Shareholders.”

The Committee seeks to create a Board that is, as a whole, strong in its collective knowledge and diversity of skills and experience and background with respect to accounting and finance, management and leadership, business judgment, industry knowledge and corporate governance. When the Committee reviews a potential new candidate, it looks specifically at the candidate’s qualifications in light of the needs of the Board and the Corporation at that time, given the then-current mix of director attributes. The Board of Directors has adopted a written charter for the Nominating & Corporate Governance Committee which is attached to this Proxy Statement as Appendix B.

Compensation Committee

The Compensation Committee currently consists of Messrs. Olinger, Lundberg, Bacon and Meade. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning compensation for the Corporation’s executive officers. It is the responsibility of the Compensation Committee to establish a framework for a competitive compensation package for the CEO that adequately rewards performance and provides incentives for retention. In carrying out its responsibilities, the Compensation Committee considers the following: (1) the performance and effectiveness of the executive officers; (2) the need to retain competent and effective management personnel; (3) competitive terms and levels of compensation relative to other companies of comparable size and operation within the commercial banking industry; (4) comparative performance of the CEO as benchmarked against peer groups of comparable commercial banks; and (5) the achievement of overall corporate goals.

The Committee establishes current compensation based primarily on review of competitive salary practices by similarly sized banking organizations, locally and nationally, giving appropriate weight to regional differences in cost of living and contrasting relative performance of the Corporation and the designated peer group. The Compensation Committee considers and approves the other named executive officers compensation as recommended by the CEO.

Executive officers’ compensation generally consists of salary, participation in the Corporation’s 401(k) Plan, economic benefit attributable to the Bank’s Death Benefit Only Plan, and beginning in 2016 participating in the Bank’s incentive plan which is based on reaching certain profitability goals. Bonuses and stock options granted under the Corporation’s non-qualified stock option plan and equity compensation plan are at the discretion of the Compensation Committee and the Board of Directors and are indirectly related to the Corporation’s annual performance.

The Board of Directors has determined that each member of the Compensation Committee is independent, as independence for compensation committee members is defined in the listing standards of the Nasdaq Stock Market. The Compensation Committee has a formal charter. The Compensation Committee met four times during the year ended December 31, 2017. Additional information with respect to the Compensation Committee is discussed below in “Executive Compensation.”

Risk Committee

The newly formed Risk Committee currently consists of Messrs. Moser, Lundberg, Rosinus and Meade. The Risk Committee is appointed by the Board of Directors of Highlands Bankshares, Inc. (the “Company”) to assist the Board in overseeing, and receiving information regarding, the Company’s enterprise-wide risk management policies, procedures and practices. Enterprise-wide risk management can be categorized into the following categories: financial risk, credit risk, operational and compliance risk, information technology risk, and business strategy risk.

The newly formed Risk Committee did not meet during 2017. The Risk Committee has a formal charter and is charged to meet at least four times annually.

Compliance Committee

The Compliance Committee currently consists of Messrs. Moser, Lundberg, Olinger and Kendrick. The Compliance Committee is appointed by the Board of Directors of Highlands Bankshares, Inc. (the “Company”) to (1) monitor and coordinate Bankshares’ and the Bank’s compliance with the provisions of the October 2010 Written Agreement. The Compliance Committee shall meet at least monthly, keep detailed minutes of each meeting, and report its findings to Bankshares’s and the Bank’s boards of directors and (2) ensure that within 45 days after the end of each calendar quarter following the date of this Agreement, Bankshares and the Bank shall submit to the Reserve Bank joint written progress reports detailing the form and manner of all actions taken to secure compliance with this Agreement and the results thereof. The Committee’s goals and responsibilities include the following:

•	To ensure management is proactively addressing all outstanding items within the Written Agreement.

•	To ensure management is creating an operating environment that would achieve and sustain a satisfactory regulatory rating.

•	To provide communication to the Board of Directors and Regulators as needed.

The Compliance Committee has a formal charter. The Compliance Committee met twelve times during 2017.

Board Oversight of Risk

The Corporation’s Board of Directors recognizes that, although day-to-day risk management is primarily the responsibility of the Corporation’s management team, the Board plays a critical role in the oversight of risk. The Board believes one of its primary responsibilities is to assess the major risks the Corporation faces and review the Corporation’s options for monitoring and controlling these risks. The Board assumes responsibility for the Corporation’s overall risk assessment. The Audit Committee has specific responsibility for oversight of risks associated with financial accounting and audits, as well as internal control over financial reporting. This includes the Corporation’s risk assessment and management policies, the Corporation’s major financial risk exposure and the steps taken by management to monitor and mitigate such exposure. The Compensation Committee oversees the risks relating to the Corporation’s compensation policies and practices, as well as management development and leadership succession, in the Corporation’s various business units. The Compliance Committee oversees compliance with the Written Agreement as well as compliance with addressing regulatory audit findings. The newly formed Risk Committee examines specific business risks including but not limited to credit risk, financial risk, Information technology, and operational / compliance risk. The Board and its Committees receive risk related information in the form of analysis and reports from management, internal audit and the Corporation’s external auditors on a regular basis.

Annual Meeting Attendance

The Corporation encourages members of the Board of Directors to attend the Annual Meeting of shareholders. All eight of last year’s existing Directors attended the 2017 annual meeting.

Communications with Directors

Any director may be contacted by writing to him c/o Highlands Bankshares, Inc., 340 West Main Street, P.O. Box 1128, Abingdon, Virginia 24212-1128. Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Corporation. The Corporation promptly forwards, without screening, all such correspondence to the indicated directors.

Code of Ethics

The Board of Directors has approved a Code of Ethics for the Corporation’s senior officers who have financial responsibilities. The Code of Ethics is designed to promote honest and ethical conduct, proper disclosure of financial information in the Corporation’s periodic reports, and compliance with applicable laws, rules and regulations by the Corporation’s senior officers who have financial responsibilities. The Code of Ethics is available on the Bank’s web page at www.hubank.com. The Corporation’s subsidiary bank has a Code of Ethics and Standards of Conduct for all officers and employees.

EXECUTIVE COMPENSATION

In the tables and discussion below, we summarize the compensation earned during 2017 and 2016 by (1) our chief executive officer, (2) our chief banking officer, (3) our chief financial officer, and (4) our chief risk officer, collectively referred to as the named executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)			All Other Compensation ($)			Total Compensation ($)
Timothy K. Schools President and Chief Executive Officer	2017 2016	$ $	300,000 300,000	$ $	0 0	$ $	221,000 70,597	[1]	$ $	18,459 18,553	[2]	$ $	539,459 389,150
Ray G. Skinner Executive Vice President, Retail Banking and Wealth Management	2017 2016	$ $	150,276 141,046	$ $	0 0	$ $	0 0		$ $	5,160 3,901	[3]	$ $	155,436 144,947
John H. Gray Chief Financial Officer	2017 2016	$ $	99,519 0	$ $	40,000 0	$ $	0 0		$ $	3,644 0	[4]	$ $	143,163 0
Bryan Booher Chief Risk Officer	2017 2016	$ $	100,869 95,266	$ $	0 0	$ $	0 0		$ $	4,272 4,059	[5]	$ $	105,141 99,325

[1]	Amounts reported under the Stock Awards column do not reflect compensation actually received by the NEO. Instead, the amounts reported reflect the aggregate grant date fair value of RSUs granted to the executive, which for RSUs is calculated by multiplying the number of shares subject to the award by the closing price of one share of our common stock on the date of grant.
[2]	Includes a matching contribution by the Corporation into the 401(k) Savings Plan of $6,000 and $5,250 for 2017 and 2016; vehicle allowance of $9,849 for 2017 and $10,693 for 2016; imputed value of group term life insurance coverage in excess of $50,000 paid by the Corporation of $450 for 2017 and $450 for 2016; and country club dues of $2,160 for 2017 and 2016.
[3]	Includes a matching contribution by the Corporation into the 401(k) Savings Plan of $3,000 for 2017 and $1,741 for 2016; imputed value of group term life insurance coverage in excess of $50,000 paid by the Corporation of $276 for 2017 and $253 for 2016; and country club dues of $ 2,160 for 2017 and 2016. Mr. Skinner was hired in January 2016.
[4]	Includes a matching contribution by the Corporation into the 401(k) Savings Plan of $3,483 for 2017 and imputed value of group term life insurance coverage in excess of $50,000 paid by the Corporation of $161 for 2017. Mr. Gray joined the Company in May of 2017.
[5]	Includes a matching contribution by the Corporation into the 401(k) Savings Plan of $3,503 for 2017 and $3,290 for 2016; imputed value of group term life insurance coverage in excess of $50,000 paid by the Corporation of $769 for 2017 and $769 for 2016.

Employment Agreements and Benefit Plans

Employment Agreements. The Corporation has an employment agreement with the Company’s President and Chief Executive Officer, Timothy K. Schools. The agreement has an initial term of three years with options to extend each year. The agreement provides for an initial base salary of $300,000 and Mr. Schools is eligible for increases and bonuses as determined by the Board of Directors. The Agreement may be terminated at any time by the Company or upon 60 days prior notice by Mr. Schools. The Company expects to enter into a severance and change of control agreement with Mr. Schools that will provide for certain payments to Mr. Schools in the event his employment is terminated without cause or that he resigns for good reason and upon the occurrence of those events following a change of control.

Effective September 6, 2016, the Company and Mr. Schools executed an amendment to Mr. Schools’ employment agreement. The amendment provides for the grant of 86,667 restricted shares of the Company’s common stock. The restricted shares vested 50% on the first anniversary of the award date, and the remaining 50% will vest on the second anniversary of the award date. The restricted shares will be expensed over the 2 year vesting period based on the grant date fair value of the shares.

Survivor Benefit Agreements. The Corporation has placed life insurance contracts on certain named executive officers, certain directors and certain other officers through Bank Owned Life Insurance. The Corporation entered into separate survivor benefit agreements with those covered individuals. Under the survivor benefit agreements if the covered individual were to die, under qualifying conditions, while employed by the Corporation, the covered individuals’ beneficiary(ies) would receive a lump sum payment from the proceeds of the bank owned life insurance proceeds. These agreements provide for survivor benefit payments of $20,000 to Mr. Booher’s beneficiaries.

Employee Benefit Plans. The Corporation provides a benefit program, which includes health and dental insurance, life and long term and short-term disability insurance, and a 401(k) plan for substantially all full time employees.

401(k) savings plan. The Bank has a 401(k) savings plan available to substantially all employees meeting minimum eligibility requirements. Prior to July 1, 2016, the Bank made a discretionary 1.5% profit sharing contribution to all employees exclusive of employee contributions and employer matching. Effective July 1, 2016 this discretionary 1.5% contribution was replaced with a performance based program tied to certain profitability goals being achieved. Employees may elect to make voluntary contributions to the plan up to the maximum allowed by law. The Bank also matches 100% of the employee’s initial 1% contribution and 50% of the next 5%. The cost of Bank contributions under the savings plan was $196,000 and $216,000 in 2017 and 2016, respectively.

Deferred Compensation Plan. On January 8, 1997, the Board of Directors of the Bank approved the Highlands Union Bank Rabbi Trust Deferred Compensation Plan (the “Rabbi Trust Plan”). The Rabbi Trust Plan was effective January 1, 1997 for directors of the Corporation. The purpose of the Rabbi Trust Plan is to allow participants an opportunity to elect to defer the receipt of compensation. Compensation eligible for deferral includes director’s annual retainer and monthly board fees.

Equity Compensation Plan. In 2006, the Board of Directors adopted an Equity Compensation Plan. The Plan provided for the granting of nonqualified stock options, stock appreciation rights, stock awards and stock units. The plan expired in 2016, and no additional awards will be granted under the plan. The plan will remain in effect in accordance with its terms to govern outstanding awards under the plan.

Directors’ Compensation

During 2017, the directors of the Bank received monthly board fees totaling $7,500 as well as $9,250 for an annual retainer. The directors did not receive any compensation for the Corporation’s Board of Directors or its committee meetings. Directors may elect to defer receipt of director fees and bonus under the Highlands Union Bank Rabbi Trust Deferred Compensation Plan, discussed above. All directors below are directors of the Bank as well. Neither Mr. Schools nor Mr. Rosinus receive board fees.

Name	Fees Earned or Paid in Cash	Total
E. Sutton Bacon	$13,635	$13,635
E. Craig Kendrick	$16,750	$16,750
Jon C. Lundberg	$16,750	$16,750
Charles D. Meade	$13,010	$13,010
Robert W. Moser	$13,635	$13,635
Timothy K. Schools	$0	$0
Charles P. Olinger	$16,750	$16,750
Edward M. Rosinus[1]	$0	$0

The fees paid for director board meetings are based on comparable amounts paid by other financial institutions in the Corporation’s geographic market area.

The Bank provides a Death Benefit Only Plan (the “Plan”) to the following Directors: Messrs. Kendrick and Olinger. The Plan provides a death benefit of $100,000. The death benefit is subject to income tax when paid, and is tax-deductible to the Bank. The Bank has purchased life insurance policies that are intended to provide the funds to pay this benefit.

TRANSACTIONS WITH RELATED PARTIES

Some of the Directors and officers of the Corporation and some of the corporations and firms with which these individuals are associated are also customers of the Bank and its subsidiaries in the ordinary course of business, or are indebted to the Bank with respect to loans, and it is anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Corporation and the Bank on a similar basis in the future.    All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unaffiliated persons. No such loan as of December 31, 2017 was non-accruing, past due or restructured.

Management is not aware of any arrangements that may at a subsequent date result in a change in control of the Corporation.

Management of the Corporation is not aware of any material proceedings to which any Director, officer or affiliate of the Corporation, any owner of record or beneficial owner of more than five percent of the common stock, or any associate of any such Director, officer, affiliate or shareholder, is a party adverse to the Corporation or has a material interest adverse to the Corporation.

In the normal course of business, the Corporation conducts arm’s length business transactions with some of its related parties. The Corporation is required to disclose those transactions that exceed $120,000. There were no transactions with related parties during 2017 or 2016 that exceeded the $120,000 threshold.

[1]	Mr. Rosinus does not receive cash compensation, but the Corporation does cover his out-of-pocket travel expenses for attending Board meetings.

Jon C. Lundberg, a director, is the president and owner of The Corporate Image, a media and public relations firm, and chief executive officer of Corporate Marketing, the advertising and marketing division of The Corporate Image. The Corporate Image and Corporate Marketing provide advertising and marketing services to the Company and assist with its general marketing. During 2017, the Company paid an aggregate of approximately $17,374 in connection with the services provided by those companies.

The Corporation has not adopted a formal policy that covers the review and approval of related person transactions by the Board of Directors. The Board, however, does review all such transactions that are proposed to it for approval. During such a review, the Board will consider, among other things, the related person’s relationship to the Corporation, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information to ensure that the proposed services are in line with the quality and price for alternative services. The Audit Committee of the Board also has the responsibility to review significant conflicts of interest involving directors or executive officers.

All expenditures to related parties are pre-approved by senior officers.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Brown, Edwards & Company, L.L.P. (“Brown Edwards”) to perform the audit of the Corporation’s financial statements for the year ending December 31, 2018. Brown Edwards has acted as the Corporation’s and Bank’s auditors for the past 30 years and has reported on financial statements during those periods. Representatives from Brown Edwards will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

The Corporation is not required to obtain shareholder ratification or other approval of the retention of Brown Edwards as the Corporation’s independent public accountant. As a matter of good corporate governance, the Board of Directors is requesting that the shareholders ratify the appointment of Brown Edwards as our independent public accountant for the year ending December 31, 2018.

A majority of votes cast by the holders of shares of Common Stock is required for the ratification of the appointment of the independent auditors. If the appointment of Brown Edwards as our independent auditors is ratified, the Audit Committee may, in its discretion, change the appointment at any time during the year should it determine such a change would be in the best interest of the Corporation and our shareholders. If the shareholders, however, do not ratify the appointment, the Audit Committee will reconsider whether to retain Brown Edwards but may proceed with the retention of Brown Edwards if it deems it to be in the best interest of the Corporation and our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF BROWN EDWARDS AS THE CORPORATION’S INDEPENDENT PUBLIC ACCOUNTANT FOR THE YEAR ENDING DECEMBER 31, 2018.

AUDIT INFORMATION

Services and Fees

As the Corporation’s independent registered accounting firm for 2017, Brown Edwards provided various audit and non-audit services for which the Corporation was billed for fees as further described below. None of the hours expended on Brown Edwards’ audit of the Corporation’s financial statements were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees. The Audit Committee has considered whether Brown Edwards’ provision of non-audit services is compatible with maintaining its independence.

Audit Fees

The aggregate fees billed by Brown Edwards for professional services rendered for the audit of the Corporation’s annual financial statements for the fiscal years ended December 31, 2017 and 2016, and for the review of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $107,233 for 2017 and $109,300 for 2016.

Audit Related Fees

The aggregate fees billed by Brown Edwards for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2017 and 2016 were $20,000 and $12,000, respectively. During 2017 and 2016, these services included an audit of the Corporation’s 401(k) retirement plan.

Tax Fees

The aggregate fees billed by Brown Edwards for professional services for tax preparation and compliance, tax advice and tax planning for the fiscal years ended December 31, 2017 and 2016 were $11,900 and $11,900 respectively.

All Other Fees

The aggregate fees billed by Brown Edwards for unplanned client assistance totaled $4,900 and $8,021 for the fiscal years ended 2017 and 2016, respectively.

Pre-Approved Policies and Procedures

All services not related to the annual audit and quarterly review of the Corporation’s financial statements, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by Brown Edwards was compatible with the maintenance of that firms’ independence in the conduct of their auditing functions.

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Corporation’s accounting functions and internal controls. The Audit Committee is composed of independent directors, and acts under a written charter adopted and approved by the Board of Directors. Each of the members of the Audit Committee is independent as defined by the Corporation’s policy and by the Nasdaq Stock Market’s listing standards.

The responsibilities of the Audit Committee include selecting and retaining an accounting firm to be engaged as the Corporation’s independent accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Corporation’s management, the Corporation’s internal audit provider and the independent accountant regarding, the following:

•	The plan for, and independent accountants’ report on, each audit of the Corporation’s financial statements.

•	The Corporation’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission, the Board of Governors of the Federal Reserve System and the Virginia Bureau of Financial Institutions or sent to shareholders.

•	Changes in the Corporation’s accounting practices, principles, controls or methodologies, or in the Corporation’s financial statements.

•	Significant developments in accounting rules.

•	The adequacy of the Corporation’s internal accounting controls, and accounting, financial and auditing personnel.

•	Identifying and resolving conflicts of interest.

The Audit Committee is responsible for recommending to the Board that the Corporation’s financial statements be included in the Corporation’s annual report. The Committee took a number of steps in making this recommendation for 2017. First, the Audit Committee discussed with Brown, Edwards & Company, L.L.P., the Corporation’s independent accountant for 2017, those matters that the accountant communicated to and discussed with the Audit Committee under applicable auditing standards, including the matters to be discussed by AU Section 380, Communication with Audit Committees, and information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed Brown, Edwards & Company, L.L.P.’s independence with them and reviewed the written disclosures and the letter from them concerning independence as required by Rule 3526 of the Public Company Accounting Oversight Board. This discussion and disclosure informed the Audit

Committee of Brown, Edwards & Company, L.L.P.’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed with the Corporation’s management and Brown, Edwards & Company, L.L.P. the Corporation’s audited consolidated balance sheets at December 31, 2017 and 2016 and consolidated statements of income, comprehensive income, cash flows, and stockholders’ equity for the three years ended December 31, 2017. Based on the discussions with Brown, Edwards & Company, L.L.P., and management concerning the audit, the independence discussions, and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation’s 2017 Annual Report on Form 10-K.

Audit Committee

E. Craig Kendrick

Charles P. Olinger

Robert W. Moser

PROPOSAL THREE

SAY ON PAY — ADVISORY APPROVAL OF THE CORPORATION’S EXECUTIVE COMPENSATION

The following proposal is an advisory, non-binding vote on the compensation of the Corporation’s named executive officers as required by Section 14A of the Exchange Act which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and by rules of the SEC. Shareholders are being asked to approve the compensation of the Corporation’s named executive officers as disclosed in the Executive Compensation, tabular disclosures, and other narrative executive compensation disclosures in the proxy statement. The vote is not binding on the Corporation.

“RESOLVED, that the Corporation’s shareholders approve, on an advisory basis, the compensation paid to the Corporation’s named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the discussion in the “Executive Compensation” section of this Proxy Statement and the related compensation tables and narrative discussion.”

The Corporation’s goal for its executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for the Corporation’s success in a highly regulated industry and in competitive markets. The Corporation seeks to accomplish this goal in a way that rewards performance and is aligned with its shareholders’ long-term interests. The Corporation believes that its executive compensation program satisfies this goal and is strongly aligned with the long-term interests of its shareholders. Please refer to the executive compensation discussion beginning on page 14 of this Proxy Statement for a discussion of the Corporation’s executive compensation program. As an advisory vote, this proposal is not binding on the Corporation; however, the Compensation Committee, which is responsible for designing and administering the Corporation’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE CORPORATION’S EXECUTIVE COMPENSATION.

PROPOSAL FOUR

APPROVAL OF THE 2018 RESTRICTED STOCK PLAN

On March 29, 2018, the Board of Directors approved the 2018 Restricted Stock Plan (the “2018 Plan”), pursuant to which the Compensation Committee may authorize the issuance of up to 250,000 shares of Common Stock in grants of restricted stock and restricted stock unit awards to eligible employees. There is not a written plan document for the 2018 Plan, but a summary of the terms adopted by the Board of Directors is set forth herein. The Board of Directors has determined that it is in the best interests of the Corporation to submit the 2018 Plan to the holders of Common Stock at the annual meeting. If approved by the holders of Common Stock, the 2018 Plan will become effective as of the date of approval.

The Highlands Bankshares, Inc. 2006 Equity Compensation Plan (the “2006 Plan”), which is described above under the heading “Executive Compensation,” expired in September 2016. While the 2006 Plan will remain in effect in accordance with its terms to govern outstanding awards under that plan, the Corporation will not make future grants under the 2006 Plan. The proposed 2018 Plan, summarized below, will make 250,000 shares of our Common Stock available for issuance to employees.

Purposes: The purposes of the 2018 Plan are to enable the Corporation to recruit and retain highly qualified employees, to provide employees with an incentive for productivity, and to align a portion of our employees’ compensation with the growth of the Corporation.

Eligibility: Any of the Corporation’s or the Bank’s employees are eligible to participate in the 2018 Plan and may be selected by the Compensation Committee to receive an award. As of March 29, 2018, effectively all employees were eligible to participate in the 2018 Plan.

Vesting: The Compensation Committee will determine the vesting conditions for awards, which may be time-based or performance-based. A time-based condition requires that the participant be employed or otherwise in the service of the Corporation or our affiliates for a certain amount of time in order for the award to vest. A performance-based condition requires that certain performance criteria be achieved in order for the award to vest.

Shares of Stock Available for Issuance. The maximum number of shares of Common Stock that may be issued under the 2018 Plan in connection with awards is 250,000 shares. Shares of our Common Stock subject to awards that expire unexercised or are otherwise forfeited will not be available for future awards under the 2018 Plan.

Types of Awards: The 2018 Plan provides for the grant of restricted stock awards and restricted stock unit awards:

Restricted Stock: A restricted stock award is a grant of shares of Common Stock, which may or may not be subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of Common Stock subject to a restricted stock award. The Compensation Committee may condition the expiration of the restriction period, if any, upon: (i) the participant’s continued service over a period of time with us or our affiliates; (ii) the achievement by the participant, the Corporation or the Bank of any other performance goals set by the Compensation Committee; or (iii) any combination of the above conditions as specified in the award agreement. If the specified conditions are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying common stock will be forfeited. At the end of the restriction period, if the conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. During the restriction period, a participant will have the right to vote the shares underlying the restricted stock. However, unless otherwise provided by the applicable award agreement or the Compensation Committee, all dividends will remain subject to restriction until the stock with respect to which the dividend was issued lapses. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination a participant will forfeit all restricted stock that then remains subject to forfeiture restrictions.

Restricted stock units: Restricted stock units (“RSUs”) are granted in reference to a specified number of shares of common stock and entitle the holder to receive, on the achievement of specific performance goals established by the Compensation Committee, after a period of continued service, or any combination of the above as set forth in the applicable award agreement, an amount equal to the fair market value of one share of common stock (at the time of distribution) for each such share of common stock covered by the RSU, which may be settled in shares of Common Stock, cash, or a combination of both, at the discretion of the Compensation Committee. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination a participant will forfeit all RSUs that then remain subject to forfeiture.

Federal Tax Consequences: Under the Internal Revenue Code of 1986, as amended and as currently in effect (the “Code”), a grant under the 2018 Plan would generally have no federal income tax consequence at the time of grant. All amounts taxable as ordinary income to participants under the 2018 Plan in respect of awards are expected to be deductible by the Corporation as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of Section 162(m) of the Code. With respect to restricted stock awards, unless the participant elects to recognize its value as income at the time of the grant, a restricted stock award is taxable to a participant as ordinary income when it vests. With respect to RSUs, when shares of Common Stock or cash with respect to RSU awards are delivered to the participant, the value of the shares or cash is taxable to the participant as ordinary income.

Transferability: Assuming that the holders of our Common Stock approve the 2018 Plan, the shares of Common Stock to be issued under the 2018 Plan will be registered by the Corporation under the Securities Act of 1933, as amended (the “Securities Act”), following the Annual Meeting. As a result, shares issued under the 2018 Plan will generally be freely tradable by participants after the awards have vested. However, any participant who is deemed to be an “affiliate” of the Corporation under the Securities Act (generally, directors and executive officers of the Corporation and shareholders holding 10% or more of the outstanding shares of our stock) must comply with certain transfer restrictions under the Securities Act in order to sell shares after vesting.

Equity Compensation Plan Information

The table below sets forth information with respect to compensation plans under which equity securities of the Corporation are authorized for issuance as of December 31, 2017.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Shareholders	0	0	0
Equity Compensation Plans Not Approved by Shareholders (a)	0	0	0

Total	0	0	0

(a)	The Board of Directors previously adopted the 2006 Plan, which has expired but remains in effect in accordance with its terms to govern outstanding restricted stock awards under that plan. No options, warrants or rights granted under this plan remain outstanding.

New Plan Benefits

The future awards that participants may receive under the 2018 Plan are discretionary, and therefore, not determinable at this time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE 2018 RESTRICTED STOCK PLAN

PROPOSALS FOR 2019 ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2019 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Corporation’s principal executive offices at 340 West Main Street, P.O. Box 1128, Abingdon, Virginia 24212-1128, no later than December 10, 2018, in order for the proposal to be considered for inclusion in the Corporation’s Proxy Statement for that meeting. The Corporation presently anticipates holding the 2019 annual meeting of shareholders on May 21, 2019.

The Corporation’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director at the 2019 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Corporation not less than 60 days and not more than 90 days prior to the date of the 2019 annual meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2019 annual meeting of shareholders, notice must be received by the Secretary of the Corporation not less than 60 days and not more than 90 days prior to the date of the 2019 annual meeting. The notice must include a description of the proposed business, the reasons therefore, and other specified matters. Any shareholder may obtain a copy of the Corporation’s Bylaws, without charge, upon written request to the Secretary of the Corporation. Based upon an anticipated date of May 21, 2019 for the 2019 annual meeting of shareholders, the Corporation must receive any notice of nomination or other business no later than March 22, 2019 and no earlier than February 20, 2019.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of the Corporation’s Annual Report to Shareholders for the year ended December 31, 2017 accompanies this Proxy Statement. Additional copies may be obtained without charge by written request to the Secretary of the Corporation at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF SHARES OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, THE CORPORATION WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO ROBERT M. LITTLE, JR., SECRETARY, HIGHLANDS BANKSHARES, INC., 340 WEST MAIN STREET, P.O. BOX 1128, ABINGDON, VIRGINIA 24212-1128. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

OTHER MATTERS

The Board of Directors of the Corporation is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

APPENDIX A

Highlands Bankshares, Inc. / Highlands Union Bank

Charter of the Audit Committee of the Board of Directors

I. Audit Committee Purpose and Authority

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Highlands Bankshares, Inc. (the “Committee”) to assist the Board in fulfilling its oversight responsibilities.

1.	The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, and legal and regulatory compliance.

•	Monitor the qualifications, independence and performance of the Company’s independent auditors, out-sourced internal audit firms, out-sourced information security firms and external credit review firms, referred to herein, collectively as “independent auditors.”

•	Provide an avenue of communication among the independent auditors, management and the Board.

•	Monitor the Company’s enterprise-wide risk management program.

2.	The Audit Committee’s authority includes:

•	Selecting, evaluating, and where appropriate, replacing the independent auditors.

•	Conducting any investigation appropriate to fulfilling its responsibilities, and has direct access to the independent auditors, internal auditors and credit review as well as anyone in the organization.

•	Retaining, at the Company’s expense, special legal or accounting experts, or other such consultants, advisors or experts it deems necessary in the performance of its duties at its discretion, without prior permission of the Company’s Board of Directors or management.

•	While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or determine that the Company’s financial statements and disclosures are complete, accurate, and in accordance with generally accepted accounting principles and applicable rules and regulations. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s corporate policies.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or determine that the Company’s financial statements and disclosures are complete, accurate, and in accordance with generally accepted accounting principles and applicable rules and regulations. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s corporate policies.

II. Committee Membership and Meetings

The Audit Committee will consist of no fewer than three members of the Board. All members of the Audit Committee shall satisfy the independence and experience requirements of the Securities and Exchange Commission (“SEC”) applicable to audit committee members as in effect from time to time when and as required by the SEC, shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and statement of cash flows and shall not have participated in the preparation of the financial statements of the Company at any time during the prior three years. At least one member of the Audit Committee shall have experience or background that results in that member’s “financial sophistication” within the meaning of such requirements. A member of the Audit Committee who is a “financial expert” under the regulations of the Securities and Exchange Commission will be presumed to have financial sophistication for purposes of the preceding sentence.

The Audit Committee shall meet periodically, and special meetings may be called when circumstances require. The Committee may meet in person or by telephone or video conference call. One regular meeting shall be held prior to the start of each regular annual audit to review the proposed scope of the audit, cost estimates and current developments in the accounting and regulatory areas that may affect the Company or its financial statements. The Audit Committee shall meet periodically with management and the independent auditors in separate executive sessions. The Committee shall keep minutes of all Committee meetings and provide to the Board on a timely basis.

III. Committee Responsibilities and Duties

The Audit Committee has the specific responsibilities and authority necessary to comply with the Securities Exchange Act rules. Although the Committee may wish to consider other duties from time to time, the recurring activities of the Committee in carrying out its oversight role are described below.

All issues of policy of the Committee will be presented to the Board of Directors for approval.

1.	General:

•	Review and reassess the adequacy of this Charter and Audit Policy at least annually. Submit changes to the Charter and Audit Policy to the Board of Directors for approval.

•	Prepare the report that the rules of the SEC require be included in the Company’s annual proxy statement, at such time as this requirement may become applicable to the Company.

•	In consultation with management and the independent auditors, review and discuss the integrity, adequacy, and effectiveness of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review and discuss any significant deficiencies in internal control and changes in such controls reported to the Audit Committee by the independent auditors or management together with management’s responses.

•	Review the process for filing accurate and timely financial statements and Call Reports.

•	The Committee provides an avenue of communication among the independent auditors, management and the Board.

•	The Committee monitors the Company’s enterprise-wide risk management program. While the Company’s executive team is responsible for assessing and managing the entity’s exposure to risk, the audit committee will discuss guidelines and practices to govern the process by which this is accomplished and to discuss the entity’s major financial risk exposures.

•	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

2.	Independent Auditors:

•	All independent auditors are ultimately accountable and report to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of all auditors and annually recommend to the shareholders the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

•	Approve in advance the fees and other significant compensation to be paid to independent auditors.

•	On an annual basis, the Committee will review and discuss with independent auditors all significant relationships they have with the Company and whether any could impair the auditor’s independence. The Audit Committee shall ensure that it receives from independent auditors a formal written statement delineating all relationships between the auditors and the Company.

•	Review and discuss with independent auditors the independent auditors’ audit plan, and discuss the scope, staffing, locations, reliance upon management, and the general audit approach. Discuss with independent auditors and management the timing and process for implementing the rotation of the lead partner and reviewing partner.

•	Obtain and review on an at least annual basis a report prepared by each independent auditor firm describing the independent auditors’ internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditing firm, and any steps taken to resolve any such issues.

•	Discuss the results of the audit with the independent auditors prior to releasing the year-end earnings. Discuss with the independent auditors, at least on an annual basis, the matters required to be communicated to audit committees, including, but not limited to: the auditor’s responsibility under Generally Accepted Auditing Standards (GAAS), significant accounting policies, management judgments and accounting estimates, significant audit adjustments, other information in documents containing audited financial statements, disagreements with management – including accounting principles, scope of audit, disclosures, consultation with other accountants by management, major issues discussed with management prior to retention and difficulties encountered in performing the audit.

•	Consider the independent auditors’ judgment regarding the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting, including the underlying estimates used in the preparation of the Company’s financial statements, the clarity of the financial disclosure practices used by the Company. Inquire as to the independent auditors’ views regarding whether management’s choice of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether those principles are common or minority practices.

•	Review with management and independent auditors their assessments of the adequacy of all internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention or detection of management override or compromise of the internal control system.

•	Review with management and independent auditors the Company’s compliance with laws and regulations.

•	Review the Company’s annual audited financial statements prior to filing or distribution. Review to include discussion with management and independent auditors of all significant issues and reports regarding accounting principles, practices, and judgments.

•	Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings, material news releases and the Company’s quarterly financial statement prior to filing or distribution.

•	Review the schedule of unrecorded adjustments to the Company’s financial statements and the reasons underlying the Company’s assessment of the immateriality of such adjustments.

3.	Internal Auditors:

•	Review due diligence information on proposed firms to make an informed selection decision.

•	Annually review the control risk assessment. This risk assessment documents the internal auditor’s understanding of the institution’s significant business activities and their associated risks.

•	Annually review the internal audit plan to include the timing and frequency of planned internal audit work, and a resource budget.

•	Review the completed internal audit reports to gain an understanding of areas of weakness.

•	Review managements’ response for any required remediation.

•	Routinely review the audit tracking log and progress reports to ensure management is addressing remediation.

•	Review the report on the internal auditors work paper adequacy to ensure quality of work provided is consistent.

4.	Loan Review:

•	Review due diligence information on proposed firms to make an informed selection decision.

•	Review scheduling of the review and stress testing process.

•	Review any loan rating disagreements between the out-sourced firms and management.

•	Review the reports from the Credit Committee.

5.	Information Security:

•	Review due diligence information to ensure that management has made an informed selection.

•	Review periodic reports that inform the Committee of timely threat activity.

•	Review the annual risk assessment.

6.	Regulatory / Compliance

•	Review with management the results of all Regulatory Reports of Examination and provide oversight of the work plan, which will bring the Company into compliance with regulatory recommendations in a timely manner.

•	Obtain reports from management, the Company’s Compliance Committee and independent auditor that the Company is in conformity with applicable legal and regulatory requirements. Review reports and disclosure of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	As needed, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators of governmental agencies.

7.	Resolution of Audit Findings

•	The following guidelines have been set for management to respond to audit findings:

Risk Rating	Maximum Resolution Timeframe
High	30 days
Moderate	90 days
Low	180 days

IV. Audit and Credit Review Liaison

The Company’s Chief Risk Officer serves as the Audit, Credit Review and Information Security Liaison to the Audit Committee. The Liaison is functionally accountable to the Audit Committee on issues discovered by the internal auditors. Administratively, the Liaison in his capacity as Chief Risk Officer reports directly to the Chief Executive Officer. Responsibilities of the Liaison role include:

I.	Internal Audit:

•	Present due diligence information on proposed firms for the Committee to make an informed selection decision.

•	Coordinate and assist with the control risk assessment. This risk assessment documents the internal auditor’s understanding of the institution’s significant business activities and their associated risks.

•	Coordinating the internal audit plan to include the timing and frequency of planned internal audit work, and a resource budget.

•	Evaluating the internal audit program to ensure that the objectives of the audit work and the procedures that will be performed are adequate.

•	Coordinating the review of the internal audit report findings with the owner and internal auditors.

•	Maintain and manage the audit tracking log and periodically present progress reports to the Committee.

•	Review samples of the internal auditors’ work papers and report to the Board on the adequacy.

II.	Credit Review:

•	Present due diligence information on proposed firms for the Committee to make an informed decision on firm selection.

•	Coordinating logistics of credit reviews and stress testing reviews.

•	Presenting any loan rating disagreements between the out-sourced firms and management.

•	Coordinating the presentation of reports to the Credit Committee of the Board.

III.	Information Security:

•	Present due diligence information to ensure that management has made an informed selection.

•	Coordinate periodic reports to inform the Committee of timely threat activity.

•	Coordinate and assist with the annual risk assessment.

•	Coordinate the annual reporting to the full Board.

IV.	Regulatory:

•	Coordinate regulatory exams.

•	Coordinate the examination response.

•	Maintain and manage the audit tracking log and periodically present progress reports to the Committee.

V.	Contingency Planning:

Should the Bank’s current auditors (internal or external) become unable to perform their respective duties or not perform at the level of service as outlined under their contracts or other arrangements, management will schedule an emergency meeting with the Committee to discuss its contingency plan.

APPENDIX B

CHARTER FOR THE NOMINATING & CORPORATE GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS OF HIGHLANDS BANKSHARES, INC.

The Nominating & Corporate Governance Committee (the “Committee”) is appointed by the Board of Directors to (1) identify individuals qualified to become Board members, and recommend that the Board select the director nominees for the next annual meeting of stockholders; and (2) develop and recommend to the Board Corporate Governance Guidelines applicable to the Company.

Committee Membership

The Committee shall consist of no fewer than four directors. Each member of the Committee shall be an “independent director” as defined in the applicable rules of the NASDAQ Stock Market. The Board of Directors may appoint a Chairperson of the Committee. If the Board of Directors does not appoint a Chairperson, the Committee may elect its own Chairperson. The Committee members shall be appointed and may be replaced from time to time by the Board of Directors of the Corporation.

The Chair shall be responsible for leadership of the Committee, including overseeing the agenda, presiding over the meetings and reporting to the Board. If the Chair is not present at a meeting, the members of the Committee may designate a Chair. The Nominating & Corporate Governance Committee shall meet at least once each year and hold such other meetings from time to time as may be called by its Chair, the Chief Executive Officer (“CEO”) or any two members of the Committee. Meetings may also be held telephonically or actions may be taken by unanimous written consent. A majority of the members of the Nominating & Corporate Governance Committee shall constitute a quorum of the Committee. The vote of a majority of the members of the full Nominating & Corporate Governance Committee shall be the act of the Committee.

Committee Goals and Responsibilities

1.	The Committee shall recommend to the Board of Directors director nominees for election at the shareholders’ annual meeting.

2.	Prior to nominating an existing director for re-election to the Board of Directors, the Committee shall consider and review the existing directors’:

3.	Board of Director and Committee meeting attendance and performance; Length of Board of Directors’ service; Experience, skills and contributions that the existing director brings to the Board of Directors in the event that a director vacancy arises, the Committee shall (a) seek and identify a qualified director nominee to be recommended to the Board of Directors for either (i) appointment by the Board of Directors to serve the remainder of the term of the director position that is vacant, or (ii) election at the shareholders’ annual meeting; or (b) recommend that the size of the Board of Directors be decreased to eliminate the vacancy. In evaluating a candidate for recommendation as a director nominee, the Committee shall consider such matters as it deems appropriate, including the candidates personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the full Board of Directors in collectively serving the long-term interest of the Corporation’s shareholders. Candidates may be interviewed by the Committee where it deems it appropriate. For purposes of evaluating existing members, and potential nominees, the mandatory retirement age shall be 72 years old.

4.	The Committee shall consider director candidates recommended by the holders of the Corporation’s common stock. Recommendations by security holders should be submitted to the Committee in accordance with the By-Laws of the Corporation.

5.	The Committee shall have discretion and authority to retain any search firm to assist in identifying director candidates, retain outside counsel or any other internal or external advisors, and approve all related fees and retention terms.

6.	The Committee may review the Board of Director’s committee structure and may recommend to the Board of Directors for its approval the size of committees, and the directors to be appointed as members on each Board of Directors committee. When evaluating a director for service on a Board of Directors committee, the Committee may consider such matters as it deems appropriate, including the director’s independence, experience, skills and other Board responsibilities, attendance, performance and contribution on other Board of Directors committees and the potential to be an effective member of the committee with its other members.

7.	The Committee shall initiate and oversee a periodic evaluation of (i) the quality, sufficiency and timeliness of information furnished by management to the directors in connection with Board and committee meetings and other activities of the directors, (ii) the composition, organization (including its committee structure, membership and leadership) and practices of the Board, (iii) tenure and other policies related to the directors’ service on the Board, and (iv) corporate governance matters generally; and recommend action to the Board where appropriate.

8.	The Committee shall monitor the orientation and training needs of directors and recommend action to the Board, individual directors and management where appropriate.

9.	The Nominating & Corporate Governance Committee shall annually review its own performance.

Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 15, 2018.

Vote by Internet
• Go to www.investorvote.com/HLND
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.		• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message
☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR the nominees for election of directors listed in Item 1 and FOR Items 2, 3 and 4.

+

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold
	01 - E. Craig Kendrick	☐	☐	02 - Jon Lundberg	☐	☐	03 - Robert W. Moser, Jr.	☐	☐

	04 - Charles P. Olinger	☐	☐	05 - Edward M. Rosinus	☐	☐	06 - Timothy K. Schools	☐	☐

	07 - E. Sutton Bacon, Jr.	☐	☐	08 - Charles D. Meade, III	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	To ratify the appointment of Brown, Edwards & Company, LLP. as our independent registered public accounting firm for the year ending December 31, 2018.	☐	☐	☐	3.	Advisory (non-binding) vote to approve named executive officer compensation (“Say-On-Pay”).	☐	☐	☐

4.	To approve the 2018 Restricted Stock Plan.	☐	☐	☐	5.	In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — HIGHLANDS BANKSHARES, INC.

ANNUAL MEETING OF SHAREHOLDERS — MAY 15, 2018

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby constitutes Charles P. Olinger, Robert W. Moser, Jr. and E. Craig Kendrick or any of them, attorneys and proxies, with power of substitution in each, to act for the undersigned with respect to all shares of Common Stock of Highlands Bankshares, Inc. (the “Corporation”) held of record by the undersigned on March 23, 2018 at the Annual Meeting of Shareholders to be held at The Olde Farm, 16639 Old Jonesboro Road, Bristol, Virginia, on May 15, 2018, at 6:00 p.m., Eastern Time or any adjournment thereof, for the following purposes:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION OF DIRECTORS LISTED IN ITEM 1, AND FOR ITEMS 2, 3 AND 4.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE